MONTHLY SERVICER'S CERTIFICATE

                   THE NEIMAN MARCUS GROUP, INC.
           NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST,
                           SERIES 1995-1


 The undersigned, a duly authorized representative of The Neiman Marcus Group, Inc., as Servicer ("NMG"), pursuant to the Pooling and Servicing Agreement, dated as of March 1, 1995 (as may be amended, from time to time, the "Agreement"), as supplemented by the Series 1995-1 Supplement (as amended and supplemented, the "Series Supplement"), each among NMG, Neiman Marcus Funding Corporation and The Chase Manhattan Bank, N.A., does hereby certify as follows:

      1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplement, as applicable.

      2. NMG is, as of the date hereof, the Servicer under Agreement.

      3. The undersigned is a Servicing Officer.

      4. This Certificate relates to the Distribution Date occurring on November 15, 1999.

      5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

      6. As of the date hereof, to the best knowledge of the undersigned, no Early Amortization Event occurred on or prior to such Distribution Date.

      7. As of the date hereof, to the best knowledge of the undersigned, no lien has been placed on any of the Receivables other than pursuant to the Agreement.

      8. The aggregate amount of Collections processed for the preceding Monthly Period was equal to $132,795,710.50.

      9. The aggregate amount of Collections of Finance Charge
         Receivables (including Discounted Receivables) for the preceding Monthly period was equal to $6,968,962.26.

     10. The aggregate amount of Collections of Principal
         Receivables for the preceding Monthly Period was equal to $125,826,748.24.

     11. The total amount to be distributed to Investor
         Certificateholders on the next succeeding Distribution
         Date is equal to $1,560,625.







     12. The amount to be distributed to Investor
         Certificateholders on the next succeeding Distribution
         Date per $1,000 original principal amount is equal to:

                          Class A     6.333
                          Class B     6.458

     13. The amount of such distribution allocable to principal is equal to 0.000.

     14. The amount of such distribution allocable to principal per $1,000 original principal amount is equal to:

                          Class A     0.000
                          Class B     0.000

     15. The amount of such distribution allocable to interest is equal to $1,560,625.00.

     16. The amount of such distribution allocable to interest per $1,000 original principal amount is equal to:

                          Class A     6.333
                          Class B     6.458

 Attached hereto is a true and correct copy of the Monthly
 Certificateholders Statement required to be delivered by the Servicer on the date of this Certificate pursuant to the Agreement and the Series Supplement.

 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 9th day of November 1999.



                    THE NEIMAN MARCUS GROUP, INC.
                    As Servicer


                    BY:   /s/ Paul F. Gibbons
                    Name: Paul F. Gibbons
                          Title: Vice President and Treasurer



                        MONTHLY CERTIFICATEHOLDER'S STATEMENT
                            THE NEIMAN MARCUS GROUP, INC.
                    NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                    SERIES 1995-1
                                                                    1.

  Pursuant to the Pooling and Servicing Agreement, dated as of March 1, 1995 (as may be amended, from time to time, the "Agreement"), as supplemented by the Series 1995-1 Supplement (as amended and Supplemented, the "Series Supplement"), each among The Neiman Marcus Group, Inc., as Servicer, Neiman Marcus
  Funding Corporation, as Seller and The Chase Manhattan Bank, N.A., as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Monthly Period is set forth below.

                                     Monthly Period:          October 99
                                     Distribution Date:       November 99
                                     Period                   56
                                          (Revolving =  0-56,
                                          Controlled Amortization = 57-62)

  A. ORIGINAL DEAL PARAMETERS

  (a) Class A Initial Invested Amount                  $225,000,000.00      75.00%
  (b) Class B Initial Invested Amount                   $21,000,000.00       7.00%
  (c) Class C Initial Invested Amount                   $54,000,000.00      18.00%
  (d) Total Initial Invested Amount                    $300,000,000.00

  (e) Class A Certificate Rate                                   7.60%
  (f) Class B Certificate Rate                                   7.75%
  (g) Class C Certificate Rate                                   0.00%

  (h) Servicing Fee Percentage                                   2.00%
  (i) Discount Percentage                                        2.00%


  I. RECEIVABLES IN THE TRUST

  (a) Beginning of the Period Principal Receivables    $387,224,392.68
  (b) Beginning of the Period Finance Charge Receivables $4,570,225.09
  (c) Beginning of the Period Discounted Receivables     $7,902,538.63
  (d) Beginning of the Period Total Receivables (a + b + c)           $399,697,156.40

  (e) Removed Principal Receivables                              $0.00
  (f) Removed Finance Charge Receivables                         $0.00
  (g) Removed Total Receivables (e + f)                          $0.00

  (h) Additional Principal Receivables                           $0.00
  (i) Additional Finance Charge Receivables                      $0.00
  (j) Additional Total Receivables (h + i)                       $0.00

  (k) End of Period Principal Receivables              $414,902,758.65
  (l) End of Period Finance Charge Receivables           $4,684,467.45
  (m) End of Period Discounted Receivables               $8,467,403.24
  (n) End of Period Total Receivables (k+l + m )                     $428,054,629.34



                        MONTHLY CERTIFICATEHOLDER'S STATEMENT
                            THE NEIMAN MARCUS GROUP, INC.
                    NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                    SERIES 1995-1
                                                                                2.
  II. INVESTED AMOUNTS AND ALLOCATION PERCENTAGES

  (a) Class A Initial Invested Amount                  $225,000,000.00      75.00%
  (b) Class B Initial Invested Amount                   $21,000,000.00       7.00%
  (c) Class C Initial Invested Amount                   $54,000,000.00      18.00%
  (d) Total Initial Invested Amount (a + b + c)                     $300,000,000.00

  (e) Class A Invested Amount (a - (X.d))              $225,000,000.00      75.00%
  (f) Class B Invested Amount (b - (X.h))               $21,000,000.00       7.00%
  (g) Class C Invested Amount (c - (X.l))               $54,000,000.00      18.00%
  (h) Total Invested Amount (e + f + g)                             $300,000,000.00

  (i) Floating Allocation Percentage (h / (I.a))                77.47%
  (j) Class A Floating Allocation Percentage (e / (I.a))        58.11%
  (k) Class B Floating Allocation Percentage (f / (I.a))         5.42%
  (l) Class C Floating Allocation Percentage (g / (I.a))        13.95%

  (m) Principal Allocation Percentage (h / (I.a))               77.47%
  (n) Class A Principal Allocation Percentage (e / (I.a))       58.11%
  (o) Class B Principal Allocation Percentage (f / (I.a))        5.42%
  (p) Class C Principal Allocation Percentage (g / (I.a))       13.95%

  (q) Servicing Fee (h * (A.h))                             $6,000,000
  (r) Investor Defaulted Amount (i * (IV.o))                  $775,104

  III. SELLER'S INTEREST, RETAINED INTEREST AND SPECIAL FUNDING ACCOUNT

  (a) Beginning Seller's Interest (I.a - II.h)          $87,224,392.68
  (b) Ending Seller's Interest (I.k - II.h)            $114,902,758.65
  (c) Required Seller's Interest                                 $0.00
  (d) Retained Interest (II.g + III.b)                 $168,902,758.65
  (e) Required Retained Interest                         $6,000,000.00
  (f) Required Principal Balance                       $300,000,000.00
  (g) Amount on deposit in Special Funding Account               $0.00


                        MONTHLY CERTIFICATEHOLDER'S STATEMENT
                            THE NEIMAN MARCUS GROUP, INC.
                    NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                    SERIES 1995-1

                                                                                3.
  IV. PERFORMANCE SUMMARY

  COLLECTIONS:
  (a) Collections of Principal Receivables             $125,826,748.24
  (b) Collections of Finance Charge Receivables          $4,401,069.44
  (c) Collections of Discount Option Receivables         $2,567,892.82
  (d) Total Finance Charge Collections (b+c)             $6,968,962.26
  (e) Total Collections (a+b+c)                        $132,795,710.50

  DELINQUENCIES AND LOSSES:
  (f) End of the month delinquencies:
            (g) 30 days delinquent                         $86,274,945
            (h) 60 days delinquent                         $13,933,981
            (i) 90 days delinquent                          $4,453,007
            (j) 120 + days delinquent                       $5,029,578

            (k) Total 30 + days delinquent (g + h + i + j )$109,691,512


  (l) Gross Charge-Offs during the month                 $1,386,120.80
  (m) Recoveries during the month                          $385,656.79
  (n) Net Charge-Offs during the month (l - m)           $1,000,464.01

  (o) Defaulted Amount                                      $1,000,464

  V. EMPLOYEE AND NON-U.S. ACCOUNTS
                                                                Amount# of Accounts
  (a) Employee Accounts at end of month                    $11,532,146      13,437
  (b) as a percentage of total (a / (e))                         2.69%       0.46%

  (c) Non-US Accounts at end of month                       $7,234,116      39,744
  (d) as a percentage of total (c / (e))                         1.69%       1.35%

  (e) Total amount/number of Accounts in Trust          $428,054,629.34  2,941,443
        (at end of month)


                        MONTHLY CERTIFICATEHOLDER'S STATEMENT
                            THE NEIMAN MARCUS GROUP, INC.
                    NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                    SERIES 1995-1

                                                                                4.
  VI. AVAILABLE SERIES 1995-1 FINANCE CHARGE COLLECTIONS

  (a) Available Series 1995-1 Finance Charge Collections    $5,399,166
       (((IV.d))*II.i)

  (b) Class A Interest (((A.e)*(II.e)) / 12)                $1,425,000
  (c) Class B Interest (((A.f)*(II.f)) / 12)                  $135,625

  (d) Servicing Fee [if not Neiman Marcus]                          $0

  (e) AB Investor Defaulted Amount ((IV.o * (II.j + II.k)))   $635,585

  (f) Class C Investor Defaulted Amount ((IV.o * (II.l))      $139,519

  (g) Adjustment Payment Shortfalls                                 $0

  (h) Reimbursement of Class A Investor Charge-Offs                 $0

  (i) Unpaid Class B Interest                                       $0

  (j) Reimbursement of Class B Investor Charge-Offs                 $0

  (k) Reimbursement of Class C Investor Charge-Offs                 $0

  (l) Servicing Fee [if Neiman Marcus]                        $500,000

  (m) Class C Interest                                              $0


  (n) Total Excess Finance Charge Collections               $2,563,437
       (a-b-c-d-e-f-g-h-i-j-k-l-m)


                        MONTHLY CERTIFICATEHOLDER'S STATEMENT
                            THE NEIMAN MARCUS GROUP, INC.
                    NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                    SERIES 1995-1

                                                                                5.
  VII.  YIELD and BASE RATE

  Base Rate
  (The sum of the Class A Certificate Rate, Class B Certificate Rate, and Class C
  Certificate Rate weighted by the unpaid principal amount of each, plus the servicing fee rate)

  (a) Base Rate (current month)                                  8.24%
  (b) Base Rate (prior month)                                    8.24%
  (c) Base Rate (2 months ago)                                   8.24%

  (d) 3 Month Average Base Rate                                  8.24%

  Portfolio Yield
  (Series 1995-1 Finance Charge Collections minus the investor defaulted amount/total invested amount)

  (e) Portfolio Yield (current month)                           18.50%
  (f) Portfolio Yield (prior month)                             17.35%
  (g) Portfolio Yield (2 months ago)                            17.50%

  (h) 3 Month Average Portfolio Yield                           17.78%

  VIII.  PORTFOLIO PERFORMANCE RATES

  (a) Net Charge-Offs (% of Principal Receivables Outstanding    3.10%
       (at beginning of month))
  (b) Monthly Payment Rate (% of Total Receivables Outstanding  33.22%
       (at beginning of month))
  (c) Gross Yield to Investors (annualized)                     20.92%
  (d) Portfolio Yield (3 month average (annualized))            17.78%
  (e) Base Rate (3 month average)                                8.24%
  (f) Excess Finance Charge Collections % (d-e)                  9.54%


                        MONTHLY CERTIFICATEHOLDER'S STATEMENT
                            THE NEIMAN MARCUS GROUP, INC.
                    NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                    SERIES 1995-1

                                                                                6.
  IX.  PRINCIPAL COLLECTIONS

  (a) Class A Principal Allocation Percentage (II.e/I.a)        58.11%
  (b) Class A Monthly Principal                                  $0.00
  (c) Class B Principal Allocation Percentage (II.f/I.a)         5.42%
  (d) Class B Monthly Principal                                  $0.00
  (e) Class C Principal Allocation Percentage (II.g/I.a)        13.95%
  (f) Class C Monthly Principal                                  $0.00

  (g) Total Monthly Principal (b + d + f)                           $0

  (h) Reallocated Principal Collections                          $0.00
  (i) Shared Principal Collections allocable from other Series   $0.00

  X.  INVESTOR CHARGE-OFFS
  CLASS A INVESTOR CHARGE-OFFS
  (a) Class A Investor Charge-Offs                               $0.00
  (b) Class A Investor Charge-Offs per $1,000 original           $0.00
       certificate principal amount
  (c) Total amount reimbursed in respect of Class A Investor     $0.00
       Charge-Offs
  (d) The amount, if any, by which the outstanding principal     $0.00
       balance of the Class A Certificates exceeds the Class A
       Invested Amount after giving effect to all transactions
       on such Distribution Date
  CLASS B INVESTOR CHARGE-OFFS
  (e) Class B Investor Charge-Offs                               $0.00
  (f) Class B Investor Charge-Offs per $1,000 original           $0.00
       certificate principal amount
  (g) Total amount reimbursed in respect of Class B Investor     $0.00
       Charge-Offs
  (h) The amount, if any, by which the outstanding principal     $0.00
       balance of the Class B Certificates exceeds the Class B
       Invested Amount after giving effect to all transactions
       on such Distribution Date.
  CLASS C INVESTOR CHARGE-OFFS
  (i) Class C Investor Charge-Offs                               $0.00
  (j) Class C Investor Charge-Offs per $1,000 original           $0.00
       certificate principal amount
  (k) Total amount reimbursed in respect of Class C Investor     $0.00
       Charge-Offs
  (l) The amount, if any, by which the outstanding principal     $0.00
       balance of the Class C Certificates exceeds the Class C
       Invested Amount after giving effect to all transactions
       on such Distribution Date.


                        MONTHLY CERTIFICATEHOLDER'S STATEMENT
                            THE NEIMAN MARCUS GROUP, INC.
                    NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                    SERIES 1995-1

                                                                                7.
  XI.  AMORTIZATION

  (a) Cumulative Class A principal paid (as of prior distribution dates)
  (b) Class A Principal Payments                                 $0.00
  (c) Total Class A Principal Paid (a + b)                       $0.00

  (d) Cumulative Class B principal paid (as of prior distribution dates)
  (e) Class B Principal Payments                                 $0.00
  (f) Total Class B Principal Paid (d + e)                       $0.00

  (g) Cumulative Class C Principal Paid (as of prior distribution dates)
  (h) Class C Principal Payments                                 $0.00
  (i) Total Class C Principal Paid (g + h)                       $0.00


  The Neiman Marcus Group, Inc., as Servicer

  By:   /s/ Paul F. Gibbons
  Name: Paul F. Gibbons